Exhibit 10.4
SECOND AMENDMENT TO THE
TENTH AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT OF
FIRST INDUSTRIAL, L.P.
     As of March 31, 2006, the undersigned, being the sole general partner of First Industrial, L.P. (the “Partnership”), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Tenth Amended and Restated Limited Partnership Agreement, dated January 13, 2006 (the “Partnership Agreement”), does hereby further amend the Partnership Agreement as follows:
     Capitalized terms used but not defined in this Second Amendment shall have the same meanings that are respectively ascribed to them in the Partnership Agreement.
     1. Additional Limited Partners. The Person identified on Schedule 1 hereto is hereby admitted to the Partnership as an Additional Limited Partner owning the number of Units and having made the Capital Contribution set forth on such Schedule 1. Such Person hereby adopts the Partnership Agreement.
     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies all of the Partners following consummation of the transactions referred to in Section 1 hereof.
     3. Ratification. Except as expressly modified by this Second Amendment, all of the provisions of the Partnership Agreement are hereby affirmed and ratified, and remain in full force and effect.
     IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

FIRST INDUSTRIAL REALTY TRUST, INC.,
a Maryland corporation, as sole general partner of the Partnership

By: /s/ David Harker

David Harker, Executive Director — Investments

Schedule 1

Additional
Limited Partners	Number of Units	Capital Contribution
Sheryl Crowley	9,823	$421,241.82

EXHIBIT 1B
Schedule of Partners

General Partner	Number of Units
First Industrial Realty Trust, Inc.	30,892,739

Limited Partners	Number of Units
Kerry Acker	154

Sanders H. Acker	307

Daniel R. Andrew, Trustee of the Daniel R. Andrew Trust U/A 12-29-92	137,489

Charles T. Andrews	754

The Arel Company	307

William J. Atkins	5,691

E. Donald Bafford	3,374

William Baloh	8,731

Thomas K. Barad & Jill E. Barad, Co- Trustees of the Thomas K. Barad & Jill E. Barad Trust DTD 10-18-89	2,283

Enid Barden, Trustee of the Enid Barden Trust dated June 28, 1995	56,082

Enid Barden, Trustee of the Enid Barden Trust dated June 28, 1996	23,088

Stephen McNair Bell	58,020

Barbara Bell	58,019

Emil Billich	77

Limited Partners	Number of Units
Don N. Blurton & Patricia H. Blurton, Trustees U/A DTD 11-96 Blurton 1996 Revocable Family Trust	598

Harriet Bonn, Trustee U/A DTD 3/5/97 FBO the Harriet Bonn Revocable Living Trust	24,804

Michael W. Brennan	3,806

Helen Brown	307

Merrill Lynch, attn Cliff Kelly, account #27G-38295	4,620

Merrill Lynch, attn Cliff Kelly, account #27G-38294	4,620

Edward Burger	9,261

Barbara Lee O’Brien Burke	666

Ernestine Burstyn	5,007

Calamer Inc.	1,233

Perry C. Caplan	1,388

Carew Corporation	13,650

The Carol and James Collins Foundation	100,000

Magdalena G. Castleman	307

Cliffwood Development Company	64,823

Kelly Collins	11,116

Michael Collins	17,369

Charles S. Cook and Shelby H. Cook, tenants in the entirety	634

Cotswold Properties	34,939

Limited Partners	Number of Units
Caroline Atkins Coutret	5,845

David Cleborne Crow	5,159

Gretchen Smith Crow	2,602

Sheryl Crowley	9,823

Michael G. Damone, Trustee of the Michael G. Damone Trust U/A 11-4-69	144,296

Robert L. Denton	6,286

Henry E. Dietz Trust U/A 01-16-81	36,476

John M. DiSanto	14,844

Mark X. DiSanto	14,844

Steven Dizio & Helen Dizio, joint tenants	12,358

Nancy L. Doane	2,429

W. Allen Doane	1,987

Timothy Donohue	100

Darwin B. Dosch	1,388

Charles F. Downs and Mary Jane Downs, Trustees of the Charles F. Downs Living Trust U/T/A dtd. 12/06/04	754

Mary Jane Downs and Charles F. Downs, Trustees of the Mary Jane Downs Living Trust U/T/A dtd. 12/6/04	754

Draizin Family Partnership L.P.	357,896

Milton H. Dresner, Trustee of the Milton Dresner Revocable Trust U/A 10-22-76	149,531

Joseph Dresner	149,531

James O’Neil Duffy, Jr.	513

Limited Partners	Number of Units
Martin Eglow	330

Rand H. Falbaum	17,022

Patricia O’Brien Ferrell	666

Rowena Finke	154

First & Broadway Limited Partnership	18,203

Fourbur Family Co., L.P., a New York limited partnership	588,273

Frances Shankman Insurance Trust, Frances Shankman Trustee	16,540

Ester Fried	3,177

Jack Friedman, Trustee of the Jack Friedman Revocable Living Trust U/A 03/23/78	26,005

Nancy Gabel	14

J. Peter Gaffney	727

Gerlach Family Trust, dated 6/28/85, Stanley & Linda Gerlach Trustees	874

Martin Goodstein	922

Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the entirety	6,166

Jeffrey L. Greenberg	330

Stanley Greenberg & Florence Greenberg, joint tenants	307

Thelma C. Gretzinger Trust	450

Stanley Gruber	30,032

Melissa C. Gudim	24,028

Limited Partners	Number of Units
H. L. Investors LLC	4,000

H. P. Family Group LLC	103,734

H/Airport GP Inc.	1,433

Clay Hamlin & Lynn Hamlin, joint tenants	15,159

Turner Harshaw	1,132

Edwin Hession & Cathleen Hession, joint tenants	11,116

Highland Associates Limited Partnership	69,039

Andrew Holder	97

Ruth Holder	2,612

Robert W. Holman, Jr. Homan Family Trust	1,048

Robert W. Holman, Jr. Homan Family Trust	149,165

Holman/Shidler Investment Corporation	14,351

Holman/Shidler Investment Corporation	7,728

Robert S. Hood Living Trust, dated 1/9/90 & amended 12/16/96, Robert S. Hood Trustee	3,591

Howard Trust, dated 4/30/79, Howard F. Sklar Trustee	653

Steven B. Hoyt	150,000

Jerry Hymowitz	307

Karen L. Hymowitz	154

IBS Delaware Partners L.P.	2,708

Limited Partners	Number of Units
Seymour Israel	15,016

Frederick K. Ito, Trustee U/A DTD 9/9/98 FBO the Frederick K. Ito Trust	1,940

Frederick K. Ito & June Y. I. Ito, Trustees U/A DTD 9/9/98 FBO the June Y. I. Ito Trust	1,940

J. P. Trusts LLC	35,957

Michael W. Jenkins	460

Jernie Holdings Corp.	180,499

Joan R. Krieger, Trustee of the Joan R. Krieger Revocable Trust DTD 10/21/97	15,184

John E. De B Blockey, Trustee of the John E. De B Blockey Trust	8,653

Jane Terrell Johnson	3,538

Jeffery E. Johnson	809

Johnson Living Trust, dated 2/18/83, H. Stanton & Carol A. Johnson Trustees	1,078

Thomas Johnson, Jr. & Sandra L. Johnson, tenants in the entirety	2,142

Martha O’Brien Jones	665

Charles Mark Jordan	57

Mary Terrell Joseph	837

Nourhan Kailian	2,183

H. L. Kaltenbacher, P. P. Kaltenbacher & J. K. Carr, Trustees of the Joseph C. Kaltenbacher Credit Shelter Trust	1,440

Sarah Katz	307

Limited Partners	Number of Units
Carol F. Kaufman	166

KEP LLC, a Michigan limited liability company	98,626

Peter Kepic	9,261

Jack Kindler	1,440

Kirshner Family Trust #1, dated 4/8/76, Berton & Barbara Kirshner Trustees	29,558

Kirshner Trust #4 FBO Todd Kirshner, dated 12/30/76, Berton Kirshner Trustee	20,258

Arthur Kligman	307

William L. Kreiger, Jr.	3,374

Babette Kulka	330

Jack H. Kulka	330

Paul T. Lambert	32,470

Paul T. Lambert	7,346

Chester A. Latcham & Co.	1,793

Constance Lazarus	417,961

Jerome Lazarus	18,653

Susan Lebow	740

Arron Leifer	4,801

Leslie A. Rubin Ltd	4,048

L. P. Family Group LLC	102,249

Duane Lund	617

Barbara Lusen	307

Limited Partners	Number of Units
William J. Mallen Trust, dated 4/29/94, William J. Mallen Trustee	8,016

Stephen Mann	17

Manor LLC	80,556

R. Craig Martin	754

J. Stanley Mattison	79

Henry E. Mawicke	636

Richard McClintock	623

Michael D. McDonough	21,650

McElroy Management Inc.	5,478

Eileen Millar	3,072

Linda Miller	2,000

Lila Atkins Mulkey	7,327

Peter Murphy	56,184

Anthony Muscatello	81,654

Ignatius Musti	1,508

New Land Associates Limited Partnership	1,664

Kris Nielsen	178

North Star Associates Limited Partnership	19,333

George F. Obrecht	5,289

Paul F. Obrecht	4,455

Richard F. Obrecht	5,289

Limited Partners	Number of Units
Thomas F. Obrecht	5,289

Catherine A. O’Brien	832

Lee O’Brien, Trustee of the Martha J. Harbison Testamentary Trust FBO Christopher C. O’Brien	666

Martha E. O’Brien	832

Patricia A. O’Brien	6,387

Peter O’Connor	56,844

Steve Ohren	33,366

Princeton South at Lawrenceville One, a New Jersey limited partnership	4,265

P & D Partners L.P.	1,440

Peegee L.P.	4,817

Partridge Road Associates Limited Partnership	2,751

Sybil T. Patten	1,816

Lawrence Peters	960

Jeffrey Pion	2,879

Pipkin Family Trust, dated 10/6/89, Chester & Janice Pipkin Trustees	3,140

Peter M. Polow	557

Keith J. Pomeroy, Trustee of Keigh J. Pomeroy Revocable Trust Agreement DTD 12/13/76 as amended & restated 06/28/95	104,954

Princeton South at Lawrenceville LLC	4,692

Limited Partners	Number of Units
Abraham Punia, individually and to the admission of Abraham Punia	307

R. E. A. Associates	8,908

Marilyn Rangel IRA, dated 02/05/86, Custodian Smith Barney Shearson	969

Richard Rapp	23

RBZ LLC, a Michigan limited liability company	155

Jack F. Ream	1,071

Seymour D. Reich	154

James C. Reynolds	2,569

James C. Reynolds	37,715

Andre G. Richard	1,508

RJB Ford City Limited Partnership, an Illinois limited partnership	158,438

RJB II Limited Partnership, an Illinois limited partnership	40,788

Rebecca S. Roberts	8,308

James Sage	2,156

James R. Sage	3,364

Kathleen Sage	50

Wilton Wade Sample	5,449

Debbie B. Schneeman	740

Norma A. Schulze	307

Sciport Discovery Center	30

Limited Partners	Number of Units
Sealy Professional Drive LLC	2,906

Sealy Unitholder LLC	31,552

Sealy & Company Inc.	37,119

Sealy Florida Inc.	675

Mark P. Sealy	8,451

Sealy Real Estate Services Inc.	148,478

Scott P. Sealy	40,902

Shadeland Associates Limited Partnership	42,976

Sam Shamie, Trustee of the Sam Shamie Trust Agreement dated March 16 1978 as restated November 16 1993	375,000

Garrett E. Sheehan	513

Shidler Equities L.P.	37,378

Shidler Equities L.P.	217,163

Jay H. Shidler	63,604

Jay H. Shidler	4,416

Jay H. Shidler & Wallette A. Shidler, tenants in the entirety	1,223

D. W. Sivers Co.	875

D. W. Sivers Co.	11,390

Dennis W. Sivers	26,920

Dennis W. Sivers	716

Sivers Family Real Property Limited Liability Company	11,447

Limited Partners	Number of Units
Sivers Family Real Property Limited Liability Company	615

Sivers Investment Partnership	266,361

Sivers Investment Partnership	17,139

Estate of Albert Sklar, Miriam M. Sklar Executrix	3,912

Michael B. Slade	2,829

Ellen Margaret Smith	1,000

Joseph Edward Smith	1,000

Kevin Smith	10,571

Olivia Jane Smith	1,000

Arnold R. Sollar, Trustee for the Dorothy Sollar Residuary Trust	307

Spencer and Company	154

SPM Industrial LLC	5,262

SRS Partnership	2,142

Robert Stein, Trustee U/A DTD 5-21-96 FBO Robert Stein	63,630

S. Larry Stein, Trustee under Revocable Trust Agreement DTD 9/22/99, S. Larry Stein Grantor	63,630

Sterling Alsip Trust, dated August 1, 1989, Donald W. Schaumberger Trustee	794

Sterling Family Trust, dated 3/27/80, Donald & Valerie A. Sterling Trustees	3,559

Jonathan Stott	80,026

Victor Strauss	77

Limited Partners	Number of Units
Catherine O’Brien Sturgis	666

Mitchell Sussman	410

Swift Terminal Properties	183,158

Donald C. Thompson, Trustee U/A DTD 12/31/98 FBO Donald C. Thompson Revocable Family Trust	39,243

Michael T. Tomasz, Trustee of the Michael T. Tomasz Trust U/A DTD 02-05-90	36,033

Barry L. Tracey	2,142

William S. Tyrrell	2,906

Burton S. Ury	9,072

L. Gary Waller and Nancy R. Waller, JTWROS	37,587

James J. Warfield	330

Phyllis M. Warsaw Living Trust, Phyllis M. Warsaw Trustee	16,540

Wendel C. Sivers Marital Trust, U W D 02/20/81 Dennis W. Sivers & G. Burke Mims Co-Trustees	13,385

Wendell C. Sivers Marital Trust, U W D 02/20/81 Dennis W. Sivers & G. Burke Mims Co-Trustees	635

Wilson Management Company LLC	35,787

Elmer H. Wingate, Jr.	1,688

Ralph G. Woodley, Trustee under Revocable Trust Agreement DTD 9/27/89	16,319

Worlds Fair Partners Limited Partnership	1,664

Limited Partners	Number of Units
WSW 1998 Exchange Fund L.P.	32,000

Sam L. Yaker, Trustee of the Sam L. Yaker Revocable Trust Agreement DTD 02/14/1984	37,870

Johannson Yap	1,680

Richard H. Zimmerman, Trustee of the Richard H. Zimmerman Living Trust dated Oct 15 1990 as amended	28,988

Gerald & Sharon Zuckerman, joint tenants	615